CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 16, 1999 on the Van Eck/Chubb Funds, Inc., which is included in the Annual Report to the Shareholders for the year ended December 31, 1998, and is incorporated by reference, in this Registration Statement (Form N-14) for the Van Eck/Chubb Funds, Inc.

                                             /s/Ernst & Young LLP
                                             --------------------
                                             ERNST & YOUNG LLP

New York, New York
June 28, 1999